HIGHLAND FUNDS II (formerly, PYXIS FUNDS II)

Supplement dated February 8, 2013 to the Summary Prospectus for Highland Core America Equity Fund (the “Fund”)

(formerly, Pyxis Core America Equity Fund)

and the Highland Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2013, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary

Prospectus, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the Fund, at a meeting held on January 17, 2013, determined that the Fund’s investment adviser, Highland Capital Management Fund Advisors, L.P. (“HCMFA”) (formerly, Pyxis Capital, L.P.), would assume sole advisory responsibility for the Fund and that the Fund would no longer utilize a sub-adviser. Beginning on or around April 9, 2013 the assets of the Fund will be managed solely by HCMFA. At the same meeting, the Board also approved changes to the Fund’s investment strategies. As a result of these changes, the Fund will no longer invest at least 80% of its assets in domestic equity securities. In addition, the Fund’s name will be changed to Highland Global Allocation Fund. These changes, which will be disclosed in a post-effective amendment to the Fund’s registration statement, will become effective on or about April 9, 2013. A portion of the Fund’s assets may be sold in connection with these changes, which could result in the Fund’s recognition of capital gains that will generally be taxable to shareholders, when distributed to them, as capital gain or ordinary income.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.